UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report: October 20, 2014

Signature Group Holdings, Inc.

Delaware	001-08007	46-3783818
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15301 Ventura Boulevard, Suite 400 Sherman Oaks, California 91403
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (805) 435-1255

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On October 20, 2014, Signature Group Holdings, Inc. issued a press release providing call-in details for an investor call in connection with its previously announced entry into a definitive agreement to acquire the global recycling and specifications alloys (“GRSA”) business from Aleris Corporation and its affiliates. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Exhibit 99.1 contains statements intended as “forward-looking statements,” all of which are subject to the cautionary statements about forward-looking statements set forth therein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

The following is filed as an exhibit to this report:

99.1	Signature Group Holdings, Inc. press release, dated October 20, 2014, regarding conference call details

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SIGNATURE GROUP HOLDINGS, INC.
(Registrant)

Date:	October 20, 2014	By:	/s/ W. CHRISTOPHER MANDERSON
		Name:	W. Christopher Manderson
		Title:	Executive Vice President,
General Counsel & Secretary

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Signature Group Holdings, Inc. press release, dated October 20, 2014, regarding conference call details